EXHIBIT 99.1

[LOGO] STURM, RUGER & COMPANY, INC.
       SOUTHPORT, CONNECTICUT 06890 U.S.A.

                                                FOR IMMEDIATE RELEASE

   STURM, RUGER & COMPANY, INC. REPORTS SECOND QUARTER 2008 RESULTS AND FILES
                          QUARTERLY REPORT ON FORM 10-Q

      SOUTHPORT, CONNECTICUT, July 23, 2008 - Sturm, Ruger & Company, Inc. (NYSE-RGR) today filed its Quarterly Report on Form 10-Q for the second quarter of 2008, which has been posted and is available on the SEC website at www.sec.gov and the Ruger website at www.ruger.com/corporate/. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release. However, investors are urged to read the complete Form 10-Q to ensure that they have adequate information to make informed investment judgments.

About Sturm, Ruger

Sturm, Ruger was founded in 1949 and is one of the nation's leading manufacturers of high-quality firearms for the commercial sporting market. Sturm, Ruger is headquartered in Southport, CT, with manufacturing facilities located in Newport, NH and Prescott, AZ.


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

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.


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

STURM, RUGER & COMPANY, INC.

Condensed Balance Sheets (Unaudited)
(Dollars in thousands, except share data)

                                                                        June 28, 2008               December 31, 2007
---------------------------------------------------------------------------------------------------------------------
                                                                                                          (Note)
Assets

Current Assets
   Cash and cash equivalents                                              $  6,105                      $  5,106
   Short-term investments                                                   24,647                        30,504
   Trade receivables, net                                                   13,611                        15,636

    Gross inventories                                                       67,301                        64,330
           Less LIFO reserve                                               (46,006)                      (46,890)
           Less excess and obsolescence reserve                             (3,414)                       (4,143)
---------------------------------------------------------------------------------------------------------------------
           Net inventories                                                  17,881                        13,297
---------------------------------------------------------------------------------------------------------------------

   Deferred income taxes                                                     5,867                         5,878
   Prepaid expenses and other current assets                                 4,013                         3,091
---------------------------------------------------------------------------------------------------------------------
                                Total current assets                        72,124                        73,512

 Property, plant and equipment                                             123,144                       126,496
        Less allowances for depreciation                                   (99,610)                     (104,418)
---------------------------------------------------------------------------------------------------------------------
        Net property, plant and equipment                                   23,534                        22,078
---------------------------------------------------------------------------------------------------------------------

Deferred income taxes                                                        3,589                         3,626
Other assets                                                                 2,830                         2,666
---------------------------------------------------------------------------------------------------------------------
Total Assets                                                              $102,077                      $101,882
=====================================================================================================================


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

STURM, RUGER & COMPANY, INC.

                                                                            June 28, 2008           December 31, 2007
---------------------------------------------------------------------------------------------------------------------
                                                                                                          (Note)
Liabilities and Stockholders' Equity

Current Liabilities
  Trade accounts payable and accrued expenses                               $   7,309                   $   8,102
  Product liability                                                             1,083                       1,208
  Employee compensation and benefits                                            4,439                       4,860
  Workers' compensation                                                         5,267                       5,667
  Income taxes payable                                                          1,613                         411
---------------------------------------------------------------------------------------------------------------------
                            Total current liabilities                          19,711                      20,248

Accrued pension liability                                                       2,730                       4,840
Product liability accrual                                                         627                         725
Contingent liabilities - Note 8                                                    --                          --

Stockholders' Equity
Common Stock, non-voting, par value $1:
       Authorized shares 50,000; none issued                                       --                          --
Common Stock, par value $1: Authorized shares
       40,000,000; 22,798,732 issued and
       20,582,737 outstanding                                                  22,799                      22,788
Additional paid-in capital                                                      2,231                       1,836
Retained earnings                                                              87,368                      84,834
Less: Treasury stock - 2,215,995 shares, at cost                              (20,000)                    (20,000)
Accumulated other comprehensive loss                                          (13,389)                    (13,389)
---------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                     79,009                      76,069
---------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                   $102,077                    $101,882
=====================================================================================================================


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

STURM, RUGER & COMPANY, INC.

Condensed Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

                                                     Second  Quarter              First Half
                                                  ---------------------     ---------------------
                                                    2008         2007          2008        2007
                                                  ---------------------     ---------------------
Net firearms sales                                $ 36,839     $ 39,567     $ 76,869     $ 83,237
Net castings sales                                   1,825        2,540        4,301        7,327
-------------------------------------------------------------------------------------------------
Total net sales                                     38,664       42,107       81,170       90,564

Cost of products sold                               30,169       28,979       62,020       61,872
-------------------------------------------------------------------------------------------------
Gross profit                                         8,495       13,128       19,150       28,692
-------------------------------------------------------------------------------------------------

Expenses:
    Selling                                          4,098        3,557        8,486        6,894
    General and administrative                       2,968        3,523        6,909        7,835
    Other operating expenses (income), net             (54)      (1,780)         (54)      (1,917)
-------------------------------------------------------------------------------------------------
Total expenses                                       7,012        5,300       15,341       12,812
-------------------------------------------------------------------------------------------------

Operating income                                     1,483        7,828        3,809       15,880
-------------------------------------------------------------------------------------------------

 Other income:
    Gain on sale of real estate                         --           --           --        5,168
    Interest income                                    118          746          280        1,194
    Other income (expense), net                        144           (8)          (1)        (219)
-------------------------------------------------------------------------------------------------
Total other income, net                                262          738          279        6,143
-------------------------------------------------------------------------------------------------

Income before income taxes                           1,745        8,566        4,088       22,023

Income taxes                                           663        3,435        1,554        8,831
-------------------------------------------------------------------------------------------------

Net income                                        $  1,082     $  5,131     $  2,534     $ 13,192
=================================================================================================

Earnings per share
    Basic                                         $   0.05     $   0.23     $   0.12     $   0.58
                                                  ========     ========     ========     ========
    Diluted                                       $   0.05     $   0.22     $   0.12     $   0.57
                                                  ========     ========     ========     ========

Average shares outstanding
    Basic                                           20,576       22,658       20,576       22,649
                                                  ========     ========     ========     ========
    Diluted                                         20,609       23,068       20,626       22,951
                                                  ========     ========     ========     ========


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STURM, RUGER & COMPANY, INC.

Condensed Statements of Cash Flows (Unaudited)
(Dollars in thousands)

                                                                                           Six Month Ended
                                                                                  --------------------------------
                                                                                  June 28, 2008      June 30, 2007
------------------------------------------------------------------------------------------------------------------
Operating Activities
   Net income                                                                       $  2,534           $ 13,192
   Adjustments to reconcile net income to cash (used for) provided by operating activities:
     Depreciation                                                                      2,390              2,108
     Gain on sale of  assets                                                             (54)            (7,085)
     Deferred income taxes                                                                48              1,880
     Changes in operating assets and liabilities:
       Trade receivables                                                               2,025              4,548
       Inventories                                                                    (4,584)            12,836
       Trade accounts payable and accrued expenses                                    (1,614)            (1,899)
       Product liability                                                                (223)               372
       Prepaid expenses, other assets and other liabilities                           (2,790)               879
       Income taxes                                                                    1,202              3,216
------------------------------------------------------------------------------------------------------------------
Cash (used for) provided by operating activities                                      (1,066)            30,047
------------------------------------------------------------------------------------------------------------------

Investing Activities
   Property, plant and equipment additions                                            (3,846)            (1,304)
   Proceeds from the sale of assets                                                       54             12,485
   Purchases of short-term investments                                               (15,843)           (44,096)
   Proceeds from maturities of short-term investments                                 21,700              2,000
------------------------------------------------------------------------------------------------------------------
Cash provided by (used for)  investing activities                                      2,065            (30,915)
------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in cash and cash equivalents                                         999               (868)

Cash and cash equivalents at beginning of period                                       5,106              7,316
------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                          $  6,105           $  6,448
==================================================================================================================


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